UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

TERRA NITROGEN COMPANY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-10877	73-1389684
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 24, 2008, Terra Nitrogen Company, L.P. issued a press release setting forth Terra Nitrogen Company, L.P.’s second quarter 2008 earnings and announcing a cash distribution for the quarter. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

99.1	Press Release issued July 24, 2008 reporting second quarter results and announcing a cash distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.
By: Terra Nitrogen GP Inc.
Its: General Partner

/s/ Daniel D. Greenwell
Daniel D. Greenwell
Senior Vice President and
Chief Financial Officer

Date: July 24, 2008